Exhibit 10.1

FIRST AMENDMENT TO CONSULTING AGREEMENT

THIS FIRST AMENDMENT TO CONSULTING AGREEMENT (the “First Amendment”) is made and entered into as of the 5th day of July 2018 by and between Keith D. Spickelmier (“Consultant”) and Discovery Energy Corp., a Nevada corporation (the “Company”).

RECITALS:

WHEREAS, the Company and Consultant entered into a Consulting Agreement effective as of the 1st day of March 2017 (the “Original Agreement”); and

WHEREAS, the Company and Consultant desire to amend the Original Agreement upon the terms, provisions and conditions set forth hereinafter;

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual promises herein, the parties hereto hereby agree as follows (all undefined, capitalized terms used herein shall have the meanings assigned to such term in the Original Agreement):

1.     Amendment to the Original Agreement. Subsection (a) to Section 2 shall be amended to read in its entirety as follows:

“(a)     As compensation for providing the Services, the Company shall pay to Consultant $125,000 for Fiscal 2018 and $160,000 for Fiscal 2019. Payments of the preceding consulting fees shall be paid at such times and in such amounts as the Company and Consultant shall reasonably agree, or barring such an agreement by December 31, 2017 in the case of the fee for Fiscal 2018 and December 31, 2018 in the case of the fee for Fiscal 2019.”

2.     Miscellaneous. Except as otherwise expressly provided herein, the Original Agreement is not amended, modified or affected by this First Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Original Agreement are herein ratified and confirmed and shall remain in full force and effect. On and after the date on which this First Amendment becomes effective, the terms, “Agreement,” “herein,” “hereunder” and terms of like import, when used herein or in the Original Agreement shall, except where the context otherwise requires, refer to the Original Agreement, as amended by this First Amendment. This First Amendment may be executed in counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart shall be deemed an original but all of which together shall constitute one and the same instrument. This First Amendment shall be deemed fully executed and delivered when duly signed by the signatories and delivered via “PDF” or facsimile transmission.

IN WITNESS WHEREOF, the undersigned have set their hands hereunto as of the first date written above.

“COMPANY”		“CONSULTANT”

DISCOVERY ENERGY CORP.

By:	/s/ Keith J. McKenzie	/s/ Keith Spickelmier
	Keith J. McKenzie, CEO	Keith D. Spickelmier